AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary
3rd Quarter 2017

Chang Suh

Senior Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 19, 2017

Overview

Steady global expansion, low volatility, and subdued inflation persisted during the third quarter of 2017. Equity valuations continued to climb and corporate credit spreads ground tighter on fairly strong economic indicators and anticipation of potential U.S. tax cuts. These factors dominated market performance despite worsening geopolitical risks in Asia and the Middle East. The Federal Reserve reaffirmed its intention to gradually normalize monetary policy and shorter-term rates increased on the anticipated Fed actions. The U.S. Treasury yield curve flattened as longer-term interest rates were range bound. In this environment, the high credit quality AFL-CIO Housing Investment Trust (HIT) generated positive returns for the third quarter.

For the quarter, the HIT returned 0.87% on a gross basis and 0.77% on a net basis, compared to a 0.85% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate). HIT’s ongoing yield advantage, its slightly short relative duration position as Treasury rates rose across the curve, and spread tightening on some of HIT’s government/agency quality multifamily mortgage-backed securities (MBS) helped produce competitive performance. This was despite very strong performance by corporate bonds, which the HIT does not hold, and good performance by single family agency MBS, in which the HIT is underweight. (See page 2 for more on performance.)

Through its ongoing investments in construction-related securities which generally offer higher yields than comparable securities, the HIT can provide financial benefits to its investors while generating union construction jobs, building and preserving affordable housing, and producing broader economic benefits for communities across the country. During the first three quarters of 2017, the HIT invested nearly $284 million to help finance 13 projects with total development investment of nearly $1.3 billion. These projects are creating an estimated 5.6 million hours of union construction work and 5,481 housing units, with 77% being affordable or workforce housing.

Third Quarter Performance

The HIT continued to generate competitive returns during the third quarter. For the periods ended September 30, 2017, the HIT’s gross returns of 0.87%, 3.23%, 0.23%, 3.01%, 2.36%, and 4.66% exceeded the Barclays Aggregate’s for the quarter, year-to-date, 1-, 3-, 5-, and 10-year periods by 2, 9, 16, 30, 30, and 39 basis points, respectively. The HIT’s net returns lagged the Barclays Aggregate for these periods.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

Total Returns: HIT vs. Barclays Aggregate

As of September 30, 2017

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  The portfolio’s slightly short relative duration as Treasury rates rose across the curve, with shorter rates increasing more than longer rates. The 2-, 3-, 5-, 7-, 10-, and 30-year rates rose by 10, 8, 5, 3, 3, and 3 basis points, respectively.
  Performance by agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries tightened for FHA/Ginnie Mae products. FHA/Ginnie Mae permanent loan certificates contracted by approximately 1 basis point while construction/permanent loan certificates tightened by 12 basis points. Fannie Mae DUS securities were essentially flat. The HIT had 11.0% and 6.2% of its portfolio in permanent and construction/permanent loan certificates, respectively, and 25.8% invested in single-asset DUS securities at the end of September, while there were no such securities in the index.

Negative impacts to the HIT’s third quarter performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 87 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.6% of the index as of September 30, 2017.
  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 21, 54, 79, and 116 basis points, respectively. Over 96% of the HIT
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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to approximately 71% for the Barclays Aggregate at the end of September.

  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 47 basis points. The HIT was underweight to this sector with an 18.2% allocation versus 28.1% in the Barclays Aggregate as of September 30.

Third Quarter Market Environment

Markets were impacted during the quarter by a variety of factors including expectations about monetary policy normalization, continued anticipation of U.S. business and individual tax reform, the failure to pass Obamacare replacement legislation, relatively strong corporate earnings, and geopolitical risks, especially in North Korea and the Middle East. Domestic equity indices continued to climb each month. For the quarter overall the Dow, S&P 500, and NASDAQ added about 5.6%, 4.5%, and 6.1%, respectively. Relatively strong second quarter U.S. GDP growth of 3.1%, followed a weak first quarter, but expectations for the third and fourth quarters were impacted by the series of severe hurricanes.

Treasury Rates

The Fed reaffirmed that balance sheet shrinkage would begin in October and retained the possibility of another federal funds rate hike in December. The yield curve flattened during the quarter, as shorter-term Treasury rates increased on the anticipated Fed actions and potential tightening by other central banks, while longer-term interest rates rose less. Yields for the 2-, 3-, 5-, 10-, and 30-year maturities rose across the curve. For year-to-date through September, 2-year and 3-year maturities increased by 30 and 17 basis points, while 10- and 30-year maturities fell by 11 and 21 basis points, respectively.

2017 U.S. Treasury Rates

Source: Bloomberg L.P.

Spreads

For the quarter, corporate spreads tightened significantly, with the sector providing excess returns of 87 basis points. Year-to-date, the corporate sector provided excess returns of 242 basis points. Government/agency multifamily MBS in HIT’s portfolio were generally tighter during the quarter, as discussed above. Spreads on generic “benchmark” securities shown below also contracted.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

Historical Multifamily Spreads
September 2012- September 2017

Source: HIT and Securities Dealers

Looking Forward

The HIT continues to execute its long-standing strategy focusing on government/agency multifamily mortgage securities. Since these MBS generally offer higher yields than comparable securities with similar credit and interest rate risk and construction-related securities offer even higher yields, a larger volume of the latter should benefit HIT’s returns. With $284 million in construction-related security investments for the first nine months of 2017, (and an additional $14.5 million transaction priced in early October) the HIT volume for 2017 is higher than any full year since 2010. Further, the HIT has a strong pipeline of projects that are expected to be financed this year and into 2018 and it continues to identify investment opportunities through existing relationships and new strategic partnerships.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

September 30, 2017

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/Agency/AAA/Cash	96.0%	71.3%	Effective Duration	5.51	5.82
A & Below	0.1%	24.6%	Convexity	0.08	0.10
Yield			Call Risk
Current Yield: 28 basis point advantage	3.23%	2.95%	Call Protected	75%	72%
Yield to Worst: 30 basis point advantage	2.79%	2.49%	Not Call Protected	25%	28%

Taking into account elevated geopolitical uncertainty around the globe as well as normalization in monetary policy by the Fed and historically low interest rates, the HIT plans to continue to manage its duration to be slightly shorter than the Barclays Aggregate. This duration position should help contribute to the HIT’s performance relative to the benchmark if longer-term interest rates rise, while keeping the duration long enough to help generate strong absolute returns if interest rates fall due to disappointing economic growth or geopolitical crises. This strategy should provide investors diversification benefits as well as steady income and capital preservation. However, we believe that there are many good reasons for longer-term interest rates to continue to be somewhat range bound in this environment.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

Given sustained strong performance by corporates – which have outperformed Treasuries by 348 basis points annualized for the past nine years – some market participants acknowledge that spreads are too tight and expect widening as market conditions change. Yield spreads for risky asset classes, such as corporate bonds, may have been buoyed by Quantitative Easing policies of global central banks and thus may be subject to widening should those policies cease or reverse course. Taking this into account, we believe that it may be a good time for investors to analyze and consider the diversification benefits of high credit quality fixed income investments such as the HIT.

Market Data

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.38%	0	6.19
Agencies	0.82%	45	4.35
Single family agency MBS (RMBS)	0.96%	47	4.47
Corporates	1.34%	87	7.55
Commercial MBS (CMBS)	0.79%	34	5.42
Asset-backed securities (ABS)	0.42%	14	2.21
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/17	9/30/17	Change
3 Month	1.011%	1.041%	0.029%
6 Month	1.132%	1.185%	0.054%
1 Year	1.228%	1.289%	0.062%
2 Year	1.382%	1.483%	0.101%
3 Year	1.546%	1.622%	0.076%
5 Year	1.888%	1.936%	0.048%
7 Year	2.140%	2.169%	0.028%
10 Year	2.304%	2.334%	0.030%
30 Year	2.835%	2.860%	0.025%
Source: Bloomberg L.P

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2017

Net Assets	$6,127,094,273
Portfolio Effective Duration	5.507 years
Portfolio Average Coupon	3.22%
Portfolio Current Yield[1]	3.23%
Portfolio Yield to Worst	2.79%
Convexity	0.083
Maturity	9.749 years
Average Price	102.65
Number of Holdings	997

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	67.38%
Agency Single-Family MBS	22.24%
U.S. Treasury	4.45%
AAA Private-Label CMBS	1.93%
Cash & Short-Term Securities	4.00%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.24%
CMBS – Agency Multifamily*	63.45%
U.S. Treasury Notes/Bonds	4.45%
State Housing Permanent Bonds	5.18%
State Housing Construction Bonds	0.59%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	4.00%
* Includes multifamily MBS (55.03%), multifamily Construction MBS (6.50%), and AAA Private-Label CMBS (1.93%).

Geographical Distribution of Long-Term Portfolio: 3

West	9.46%
Midwest	15.07%
South	13.35%
East	15.58%
National Mortgage Pools	46.55%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2017 Q3 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	4.00%	5-5.99 years	6.40%
0-0.99 years	8.00%	6-6.99 years	8.83%
1-1.99 years	4.27%	7-7.99 years	14.67%
2-2.99 years	8.79%	8-8.99 years	6.50%
3-3.99 years	16.95%	9-9.99 years	5.70%
4-4.99 years	10.84%	Over 10 years	5.05%

Maturity Distribution (based on average life):

0 – 1 year	4.28%
1 – 2.99 years	9.49%
3 – 4.99 years	25.81%
5 – 6.99 years	21.31%
7 – 9.99 years	26.35%
10 – 19.99 years	9.19%
Greater than 20 years	3.57%

Quality Distribution: 4

U.S. Government or Agency	89.60%
AAA	2.46%
AA	3.85%
A	0.00%
Not Rated	0.09%
Cash	4.00%

Bond Sector Distribution: 4,5

MBS	95.36%
Treasury	4.64%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

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4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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